EX-Q1(e): Copies of any new or amended Registrant investment contracts

Amended and Restated Exhibit A to the Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated May 2, 2016 is hereby incorporated by reference to Exhibit (d)(3) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Fee Reduction Commitment between Northern Funds (on behalf of the Active M Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Active M International Equity Fund and Multi-Manager High Yield Opportunity Fund) and Northern Trust Investments, Inc. dated June 15, 2016 is hereby incorporated by reference to Exhibit (d)(4) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Amended and Restated Exhibit A to the Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(7) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Amended and Restated Exhibit A to the Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. dated June 15, 2016 is hereby incorporated by reference to Exhibit (d)(8) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Cambiar Investors, LLC dated June 7, 2016 is hereby incorporated by reference to Exhibit (d)(20) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated June 10, 2016 is hereby incorporated by reference to Exhibit (d)(21) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Investment Sub-Advisory Agreement among Northern Trust Investments, Inc. and Delaware Investments Fund Advisers dated March 8, 2016 is hereby incorporated by reference to Exhibit (d)(26) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Investment Sub-Advisory Agreement among Northern Trust Investments, Inc. and Granite Investment Partners, LLC dated March 9, 2016 is hereby incorporated by reference to Exhibit (d)(27) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and The London Company of Virginia, LLC dated March 9, 2016 is hereby incorporated by reference to Exhibit (d)(32) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. dated June 10, 2016 is hereby incorporated by reference to
Exhibit (d)(36) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Polen Capital Management, LLC dated March 9, 2016 is hereby incorporated by reference to Exhibit (d)(42) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).

Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management Inc. dated November 19, 2015 is hereby incorporated by reference to Exhibit (d)(43) to Registrants Post-Effective Amendment No. 114 filed with the Commission on July 28, 2016 (Accession No. 0001193125-16-662187).